                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                         PORTAGE INDUSTRIES CORPORATION
- - - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
- - - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- - - --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- - - --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - - --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- - - --------------------------------------------------------------------------------

(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

- - - --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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

PORTAGE INDUSTRIES CORPORATION
- - - --------------------------------------------------------------------------------
1325 Adams Street
Portage, WI 53901

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

                                                                     May 1, 1995
- - - --------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF PORTAGE INDUSTRIES CORPORATION

The Annual Meeting of Shareholders of Portage Industries Corporation will be held at the Ridge Motor Inn, Portage, Wisconsin, Friday, June 16, 1995, at 1:30 p.m. for the following purposes:

1. To elect four (4) directors to serve until the 1996 Annual Meeting of Shareholders, or until their successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on May 1, 1995, are entitled to vote at the meeting or any adjournment thereof.

Shareholders who cannot attend in person are requested to date, sign and return the enclosed proxy in the envelope provided. You may revoke your proxy at any time prior to the voting thereof by requesting the return of the proxy from the Secretary.

YOUR VOTE IS IMPORTANT AND PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

                                       By Order of the Board of Directors,

                                       [Sig.]

                                       Mark E. Showers
                                       Secretary/Treasurer

PORTAGE INDUSTRIES CORPORATION
1325 ADAMS STREET
PORTAGE, WISCONSIN 53901

PROXY STATEMENT
- - - --------------------------------------------------------------------------------

The enclosed proxy is solicited by the Board of Directors (the "Board") of Portage Industries Corporation ("Portage" or the "Company"), for use at the Annual Meeting of Shareholders to be held at the Ridge Motor Inn, Portage, Wisconsin, on Friday, June 16, 1995, at 1:30 p.m. local time and at any adjournment thereof. All shares represented by properly executed proxies will be voted as specified at the meeting. A proxy may be revoked at any time prior to its exercise.

All expenses of soliciting proxies, including forwarding expense to beneficial owners of stock held in the name of another, will be borne by Portage. No solicitations other than by mail are contemplated, except that officers or employees of Portage may solicit the return of proxies by telephone. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares. The Company will reimburse them for reasonable out-of-pocket expenses.

Each shareholder of record at the close of business on May 1, 1995, will be entitled to one vote for each share of common stock registered in such shareholder's name. On April 25, 1995, there were outstanding 2,266,725 shares of Portage Common Stock.

The Company is mailing its annual report to shareholders for the year ended December 31, 1994 with this proxy statement to shareholders entitled to vote at the Annual Meeting. The notice of the meeting, this proxy statement, the Form of Proxy and the 1994 Annual Report to Shareholders is being mailed to shareholders on or about May 1, 1995.

ELECTION OF DIRECTORS
- - - --------------------------------------------------------------------------------

- - - --------------------------------------------------------------------------------
  NOMINEES

Each of the four nominees listed below has been nominated for election as a Director of Portage to serve until the 1996 Annual Meeting of Shareholders, or until a successor has been duly elected. When you sign and return the enclosed Form of Proxy, the shares of Common Stock represented thereby will be voted for the election of each nominee unless otherwise indicated on the Form of Proxy. Shareholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the Form of Proxy.

In April 1995 the Board, acting pursuant to authority contained in the Company's bylaws, increased the size of the Board from three to four directors and appointed Paul N. Erickson to fill the vacancy created by the new directorship until the Annual Meeting.

If one or more of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. If no substitute is designated the size of the Board may be reduced. The Board knows of no reason why any of the nominees will be unavailable to serve. There are no family relationships between any of the nominees and/or executive officers of the Company.

The name and age of each nominee for the office of Director, the approximate number of shares of Portage Common Stock of which each nominee is, directly or indirectly, the beneficial owner (as of April 25, 1995), together with certain additional information as to each such nominee and Director, are set forth below.

- - - --------------------------------------------------------------------------------
Directors are elected by a plurality of the votes of the shares of the Common
Stock represented at the meeting and entitled to vote. Abstentions are included in the determination of shares present and voting for purposes of determining whether a quorum exists, while broker non-votes are not. Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved. The Board of Directors recommends that you vote FOR the nominees named herein.

                                                                          Shares         Percent
                                                                       Beneficially        of
      Name and Age                     Employment History                Owned(1)         Class
- - - ------------------------------------------------------------------------------------------------
Robert L. Lestina, Jr., 53  Director of Portage since 1987 and             4,000             *
                            Chairman of the Board since August 1993.
                            Director of Venture Capital Division,
                            Allstate Insurance Company, Northbrook,
                            Illinois 1987-1994. Director of Au Bon
                            Pain, Inc., Bertucci's, Inc., and a
                            number of privately held companies.

Robert C. Hazzard, 57       Director of Portage since 1992.               13,000             *
                            President and major stockholder of
                            Continental Plastics, a custom plastic
                            injection molding company, since
                            November 1988. Consultant to the
                            plastics industry from January 1982, and
                            President of Bell Plastics from
                            September 1986 to September 1988. Vice
                            President, Manufacturing and Executive
                            Vice President of Portage Industries
                            from November 1971 to July 1981.

Anthony J. Lisauskas, 55    Director of Portage since 1991.               40,000           1.7%
                            President and CEO since August 1991.
                            President of Plastofilm Industries,
                            Inc., a subsidiary of Consolidated
                            Fibers, Inc., from 1990 to 1991; Vice
                            President/General Manager and other
                            positions including President and Board
                            of Directors member through Company
                            acquisitions of Clear-Vu Plastics and
                            Form-Fit Plastics from 1982 to 1990.

Paul N. Erickson, 59        Director of Portage since 1995. Founder        5,000             *
                            and Principal, Erickson Strategic
                            Consulting since 1983; Chief Financial
                            Officer, Consolidated Fibres, Inc.,
                            1984-1987; Chief Financial Officer,
                            Rigging International, Inc., 1978-1982.

All officers and                                                          79,161           3.4
  directors as a group
  (six persons)

- - - ---------------
 *  Less than one percent.

(1) Includes shares of Common Stock which the named individuals and certain executive officers have the right to acquire within 60 days upon the exercise of stock options, as follows: Mr. Lestina, 4,000 shares; Mr. Hazzard, 13,000 shares; Mr. Lisauskas, 25,000 shares; and Mr. Erickson, 3,000 shares; officers and directors as a group, 49,375 shares.

- - - --------------------------------------------------------------------------------
  MEETING OF BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held four meetings in 1994. The Board has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee. Directors attended 100% of the board meetings and committee meetings on which they served in 1994.

The Audit Committee, composed of Messrs. Lestina and Hazzard, met once in 1994 and is responsible for recommending to the Board each year the firm of independent accountants for appointment as auditors for Portage; meeting with independent auditors to consider the scope of their activities and findings; meeting with appropriate officers of Portage to consider its response to such findings; and considering such other matters relating to the effectiveness of the internal and external audits of the accounts of Portage as the Committee may determine to be warranted.

The Compensation Committee, composed of Messrs. Lestina and Hazzard, met twice in 1994 and is responsible for approving executive compensation and the review of recommendations by the President for incentive compensation for the Portage management group. The Committee is responsible for determining the recipients and terms of stock options granted under the 1986 and 1990 Portage Industries Corporate Stock Option Plans.

Directors receive options to purchase 4,000 shares of Common Stock annually on January 1 at the market price on the date of grant. Otherwise, Directors do not receive any compensation for service on the Board of Directors, but are reimbursed for out-of-pocket expenses related to meetings.

EXECUTIVE COMPENSATION
- - - --------------------------------------------------------------------------------

The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer. No other officer of the Company has Salary and Bonus exceeding $100,000 in the last fiscal year.

- - - ---------------------------------------------------------------------------------------------------------------
     NAME AND POSITION                YEAR                      SALARY                 OTHER COMPENSATION(1)
- - - ---------------------------------------------------------------------------------------------------------------
   ANTHONY J. LISAUSKAS               1994                     $145,000                     $43,500(2)
       PRESIDENT AND                  1993                      145,000                      41,250(3)
  CHIEF EXECUTIVE OFFICER             1992                      145,000                         --
- - - ---------------------------------------------------------------------------------------------------------------

(1) Amounts indicated do not include perquisites and other personal benefits which did not exceed the lesser of $50,000 or 10% of the officer's total annual salary or bonus.

(2) Includes $12,500 Annuity payment and $31,000 cash bonus earned in 1994 and paid in 1995.

(3) Includes stock grant in the amount of $16,250 and a $25,000 cash bonus earned in 1993 and paid in 1994.

The following table sets forth options granted to the executive officer named in the Summary Compensation table.

                                                                                                      Potential Realizable
                                                                                                              Value
                                                                                                        at Assumed Annual
                                                                                                      Rates of Stock Price
                           Number of          % of Total                                 Value at       Appreciation for
                          Securities        Options Granted   Exercise                  Grant-Date         Option Term
                      Underlying Options    to Employees in     Price     Expiration   Market Price   ---------------------
        Name              Granted (#)         Fiscal Year     ($/Share)      Date         (0% $)       (5% $)      (10% $)
      ---------------------------------------------------------------------------------------------------------------
Anthony J.
  Lisauskas..........        25,000               100%           $ 2         8/22/04     $ 23,438     $119,622     $190,478

No options were exercised as the following table sets forth information regarding year-end option values for the executive officer named in the Summary Compensation Table.

                                                                Number of Securities         Value of Unexercised
                                                               Underlying Unexercised            In-the-Money
                                                                Options at FY-End (#)        Options at FY-End (%)
                           Shares Acquired       Value        -------------------------    -------------------------
          Name             on Exercise (#)    Realized ($)    Exercisable/Unexercisable    Exercisable/Unexercisable
  ---------------------------------------------------------------------------------------------------------------
Anthony J. Lisauskas....          0                 0                  25,000/0                    $20,313/0

EXECUTIVE COMPENSATION
- - - --------------------------------------------------------------------------------

The Compensation Committee is responsible for approving executive compensation for salary increases and incentive compensation for the Company's Chief Executive Officer and the review of recommendations by the President of incentive compensation for the Portage management group. The committee believes the compensation for the Chief Executive Officer and the Portage management group should be linked to operation performance. In prior years, a portion of management compensation was comprised of bonuses and stock options which was based on operating performance and the attainment of planned objectives. During 1994, there were no stock options issued other than the 25,000 shares of Common Stock to Mr. Lisauskas, which option was granted pursuant to his employment agreement with the company dated August 12, 1991; however, due to positive operational performance, bonuses were accrued in 1994 and paid in 1995. During 1994, salary compensation for highly compensated executive officers was not increased.

                                                     COMPENSATION COMMITTEE
                                                     ---------------------------
                                                     Robert L. Lestina, Jr.
                                                     Robert C. Hazzard

STOCK PERFORMANCE CHART
- - - --------------------------------------------------------------------------------

The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years end December 31, 1994 with the cumulative total return on the Amex Market Index and the SIC Code Index. The comparison assumes $100 was invested on January 1, 1990 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.
                  COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
             PORTAGE INDUSTRIES CORPORATION, AMEX MARKET INDEX AND
                               SIC CODE 308 INDEX

      Measurement Period         Portage          Industry
    (Fiscal Year Covered)        Ind. Cp            Index        Broad Market
1989                                    100.00          100.00          100.00
1990                                     61.90           94.41           84.80
1991                                     52.38          149.99          104.45
1992                                     66.67          147.74          105.88
1993                                    128.57          186.87          125.79
1994                                     88.10          181.57          111.12

PRINCIPAL SHAREHOLDERS
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The following table sets forth as of April 25, 1995, the name, address and number of shares of Common Stock beneficially owned by each person who is known by Portage to own more than 5% of the outstanding shares of its Common Stock. All persons listed below hold such Common Stock with sole voting and dispositive power.

      Name and Address of                   Number of Shares                  Percent
        Beneficial Owner                   Beneficially Owned                of Class
- - - ---------------------------------------------------------------------------------------------
Allstate Insurance Company,
  a wholly-owned subsidiary
  of Sears, Roebuck & Co.,
  Sears Tower, Chicago IL 60684    459,660                            20.28%
Madison Allen Self
  1440 Huntington Dr.
  Calumet City, IL 60409           324,500                            14.32%

SHAREHOLDER PROPOSALS
- - - --------------------------------------------------------------------------------

Shareholders of the Company may submit matters to be considered at the 1996 Shareholders' Meeting. In order to be included in the 1996 Proxy Statement, such written proposals must be received on or before January 8, 1996, at the office of Portage and should be directed to: Secretary, Portage Industries Corporation, 1325 Adams Street, Portage, WI 53901.

INDEPENDENT ACCOUNTANTS
- - - --------------------------------------------------------------------------------

Representatives of the firm of Coopers & Lybrand, the independent accountants selected by the Board of Directors for the current year, are expected to be present at the Shareholders' Meeting, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions. The Board of Directors and the Audit Committee review the reports of the independent accountants who meet with the Board of Directors on request.

OTHER MATTERS
- - - --------------------------------------------------------------------------------

Although the Board of Directors is not aware of any other matters which may come before the meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgement.

                                             By Order of the Board of Directors

                                             [SIG]

                                             Mark E. Showers
                                             Secretary/Treasurer

A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO:
SECRETARY, PORTAGE INDUSTRIES CORPORATION, 1325 ADAMS STREET, PORTAGE, WI 53901.